UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 18, 2022 (April 14, 2022)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.

001-38646	Dow Inc.	Delaware	30-1128146

2211 H.H. Dow Way, Midland, MI 48674

(989) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Directors

(d) As described in Item 5.07 below, at the 2022 Annual Meeting of Stockholders of Dow Inc. (“Dow” or the “Company”), (the “2022 Meeting”), the Company’s stockholders elected the twelve nominees named in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on March 4, 2022 (“Proxy Statement”), to serve on the Dow Board of Directors (the “Board”) until the 2023 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

The Board determined that each of the elected Directors (except Mr. Fitterling) is independent in accordance with the standards of independence of the New York Stock Exchange rules and as described in Dow’s Corporate Governance Guidelines. There is no arrangement or understanding between the elected Directors and any other person pursuant to which they were selected as a director of the Company. There are no transactions in which the Directors have an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Directors participate in compensation arrangements for non-employee directors as described under the heading “Director Compensation” in the Proxy Statement.

The Board then elected the following directors to serve on the designated committees of the Board effective April 14, 2022, until the first Board meeting following the 2023 Annual Meeting of Stockholders or until a successor is duly elected and qualified:

Audit Committee: Wesley G. Bush, Jerri DeVard, Debra L. Dial and Daniel W. Yohannes were elected as members of the Audit Committee of the Board. Richard K. Davis was elected the Chair of the Committee.

Compensation and Leadership Development Committee: Samuel R. Allen, Gaurdie Banister Jr., Jacqueline C. Hinman, Luis Alberto Moreno and Jill S. Wyant were elected as members of the Compensation and Leadership Development Committee of the Board. Jeff M. Fettig was elected the Chair of the Committee.

Corporate Governance Committee: Wesley G. Bush, Richard K. Davis, Jeff M. Fettig and Jacqueline C. Hinman were elected as members of the Corporate Governance Committee of the Board. Samuel R. Allen was elected the Chair of the Committee.

Environment, Health, Safety & Technology Committee: Gaurdie Banister Jr., Wesley G. Bush, Jerri DeVard, Debra L. Dial, Luis Alberto Moreno, Jill S. Wyant and Daniel W. Yohannes were elected as members of the Environment, Health, Safety & Technology Committee of the Board. Jacqueline C. Hinman was elected the Chair of the Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 14, 2022, Dow held the 2022 Meeting. As of the close of business on February 18, 2022, the record date for the 2022 Meeting, 735,085,853 shares of the Company’s common stock were outstanding and entitled to vote. A total of 602,781,618 shares of common stock were voted in person or by proxy, representing 82.0 percent of the shares entitled to be voted. The following are the final voting results on the matters considered and voted upon at the 2022 Meeting, all of which, together with the relevant voting standards, are described in the Proxy Statement.

Agenda Item 1: Election of Directors.

The Company’s stockholders elected the following twelve nominees to serve on the Board until the 2023 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	472,165,222	12,272,034	1,795,963	116,548,399
Gaurdie Banister Jr.	476,190,543	8,069,863	1,972,813	116,548,399
Wesley G. Bush	476,562,555	7,856,952	1,813,712	116,548,399
Richard K. Davis	472,101,724	12,286,737	1,844,758	116,548,399
Jerri DeVard	476,141,491	8,203,021	1,888,707	116,548,399
Debra L. Dial	478,268,930	6,285,965	1,678,324	116,548,399
Jeff M. Fettig	458,890,525	25,596,143	1,746,551	116,548,399
Jim Fitterling	457,788,319	25,307,290	3,137,610	116,548,399
Jacqueline C. Hinman	474,078,793	10,511,076	1,643,350	116,548,399
Luis Alberto Moreno	475,787,912	8,446,622	1,998,685	116,548,399
Jill S. Wyant	476,253,520	8,303,458	1,676,241	116,548,399
Daniel W Yohannes	477,708,437	6,503,603	2,021,179	116,548,399

Agenda Item 2: Advisory Resolution to Approve Executive Compensation.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
442,172,375	40,147,902	3,912,942	116,548,399

Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022.

For	Against	Abstain	Broker Non-Votes
575,382,772	25,334,617	2,064,229	0

Agenda Item 4: Stockholder Proposal - Independent Board Chairman.

The Company’s stockholders did not approve the stockholder proposal for independent board chairman.

For	Against	Abstain	Broker Non-Votes
157,742,507	324,623,218	3,867,494	116,548,399

Item 7.01 Regulation FD Disclosure

On April 14, 2022, the Company issued a press release announcing the preliminary results from the 2022 Meeting. A copy of the press release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other

Board Leadership Structure

The Board elected Richard K. Davis to serve as Lead Director effective April 14, 2022, until the first Board meeting following the 2023 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit No.	Exhibit Description

99.1	Press release issued by Dow on April 14, 2022.

104	Cover Page Interactive Data File. The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded with the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.

Date: April 18, 2022

/s/ AMY E. WILSON
Amy E. Wilson
General Counsel and Corporate Secretary